UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 12, 2008

(Date of earliest event reported)

DARDEN RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5900 Lake Ellenor Drive, Orlando, Florida 32809

(Address of principal executive offices, including zip code)

(407) 245-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Darden Restaurants, Inc. (the “Company”) issued a news release dated September 16, 2008, entitled “Darden Restaurants Reports First Quarter Diluted Net Earnings Per Share; Announces Quarterly Dividend of 20 Cents Per Share,” a copy of which is furnished as Exhibit 99 to this Current Report on Form 8-K.

The information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements or Certain Officers.

On September 12, 2008, at the Company’s 2008 Annual Meeting of Shareholders (the “Annual Meeting”), the amended Darden Restaurants, Inc. 2002 Stock Incentive Plan (the “Amended Plan”) was approved by the Company’s shareholders and became effective upon such approval. Like the prior version of the plan, the Amended Plan authorizes the grant of stock options (including both incentive and non-qualified stock options), stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, stock awards and other stock-based awards to employees, officers, consultants, advisors and non-employee directors who provide service to the Company or its affiliates and who the Compensation Committee of the Board of Directors determines are eligible persons. The Compensation Committee also administers the Amended Plan. The Amended Plan approved by the Company’s shareholders increases the maximum number of shares that are authorized for issuance under the Amended Plan from 9,550,000 to 12,700,000. This summary of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is attached as Exhibit 10 and incorporated by reference herein. A more detailed summary of the Amended Plan can be found in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on August 4, 2008.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10	Amended Darden Restaurants, Inc. 2002 Stock Incentive Plan.*

99	Press Release dated September 16, 2008, entitled “Darden Restaurants Reports First Quarter Diluted Net Earnings Per Share; Announces Quarterly Dividend of 20 Cents Per Share.”

*	Management contract or compensatory plan or arrangement required to be filed as an exhibit pursuant to Item 601(b)(10)(iii)(A) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Paula J. Shives
Paula J. Shives
Senior Vice President, General Counsel and Secretary

Date: September 16, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10	Amended Darden Restaurants, Inc. 2002 Stock Incentive Plan.*

99	Press Release dated September 16, 2008, entitled “Darden Restaurants Reports First Quarter Diluted Net Earnings Per Share; Announces Quarterly Dividend of 20 Cents Per Share.”

*	Management contract or compensatory plan or arrangement required to be filed as an exhibit pursuant to Item 601(b)(10)(iii)(A) of Regulation S-K.

4